UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                 AMENDED REPORT


                          Commission File No. 000-28749

                              FREESTAR TECHNOLOGIES
                                Formerly known as
                               FREEDOM SURF, INC.

                 (Name of Small Business Issuer in Its Charter)

             Nevada                                           88-0446457
  (State or Other Jurisdiction of                           (IRS Employer
  Incorporation or Organization)                        Identification Number)

          207 W. 138th Street
         Los Angeles, California                                 90006
(Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 352-3300
                           (Issuer's Telephone Number)


          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

FORWARD LOOKING STATEMENTS

Freestar Technologies, formerly known as Freedom Surf, Inc., ("Freestar," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     4

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     5

   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

None to Report.

   Item 3.  Bankruptcy or receivership

None to Report.

   Item 4.  Changes in Registrant's Certifying Accountant

Pursuant to Regulation S-B Item 304, the Registrant reports as follows:

(a)(i) On February 5, 2001, former management of the Company resigned and a new Board of Directors was elected. On February 13, 2001, the new Board of Directors authorized Cort Hooper, President, to inform the Company's principal accountant, John Spurgeon, CPA, that he was being replaced. A letter was sent to Mr. Spurgeon on the same day. On February 19, 2001, Mr. Spurgeon notified the Company as follows, "[t]his is to confirm that the client-auditor relationship between Freedom Surf, Inc. [Commission File No. 000-28749] and John Spurgeon, CPA has ceased."

(ii) John Spurgeon has not rendered an audit report for the Registrant for either of the last two years. The former accountant's Independent Auditor's Report rendered by James Slayton, CPA for the year ended 1999, contained the following:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not generated significant revenues from planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Note 3 to the Financial Statements, as referenced above, reads as follows:

"The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not generated significant revenues from its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern."

However, John Spurgeon conducted an audit of the financial affairs of Southern California Logo, Inc. which was purchased by the Registrant during the calendar year, 2000, and which was reported on an 8-K/A Report filed on November 1, 2000 containing Mr. Spurgeon's audit report. That report contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The Board of Directors with the assistance of John Semmens, CPA, as Acting Chief Financial Officer is presently actively seeking a new principal accountant for Freestar Technologies, Inc.

(iv) (A) The Registrant is unaware of any disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report; or

(B) None of the disclosures mandated by Item 304(a)(1)B, C, D or E or Regulation S-B are applicable.

(2) Any inquiries regarding this matter should be address to John Semmens, CPA, 24501 Del Prado, Suite A, Dana Point, CA 92639, telephone (949) 443-0641, facsimile (949) 443-0642. None of the disclosures mandated by Paragraphs (i) or
(ii) of 304(E)(2) are applicable.

(3) Registrant is providing the former accountant with a copy of this Form 8-K and has requested that the former accountant furnish a letter to Registrant within two (2) business days of receipt describing whether the former principal accountant agrees or disagrees with the statements made in this Report.

This letter shall be filed within ten (10) days of this Form 8-K.

(b) There were no conditions to which the Registrant is aware that exists as described in 1 through 3, inclusive in connection with the resignation of the principal accountant.

   Item 5.  Other Events

None to Report.

   Item 6.  Resignation of Registrant's Directors

None to Report.

   Item 7.  Financial Statements and Exhibits

Exhibit 16.1.  Letter from former Certifying Accountant
Exhibit 16.2   Letter re change in certifying accountant

   Item 8.  Change in Fiscal Year

Nothing to Report.

   Item 9.  Change in Security Rating

Nothing to Report.



                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Freestar Technologies
                                  (Registrant)


Dated: March 13, 2001

/S/ Charles Cortland Hooper
-----------------------------------
Charles Cortland Hooper
President

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